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                                                                    EXHIBIT 99.1


                              [BROCADE LETTERHEAD]

BROCADE CONTACTS
            MEDIA RELATIONS               INVESTOR RELATIONS
            Leslie Davis                  Shirley Stacy
            Tel: 408.333.5260             Tel: 408.333.5752
            lmdavis@brocade.com           sstacy@brocade.com


               BROCADE CITES OPERATIONAL PROGRESS AND GROWTH PLANS

         New Product Cycle and Optimized Organization Set to Accelerate

                    Targeted Financial Performance and Growth

SAN JOSE, CALIF. -- MAY 19, 2004 -- Brocade Communications Systems, Inc. (Brocade(R)) (Nasdaq: BRCD), today followed its second quarter financial results by outlining the next phase of its operational and organizational plan for long term leadership in the Storage Area Network (SAN) infrastructure market. Building on its continued positive financial performance, improved operating efficiency and successful new product development programs, the company is further optimizing its business model and aligning its organization to accelerate profitability and improve revenue growth.

"Today Brocade announced its fifth consecutive quarter of improved financial performance, confirming our belief that growth in the network storage market is sustainable for companies that offer compelling and competitive products to their trusted OEM partners and value to the end customer," said Greg Reyes, Brocade Chairman and CEO. "We are also seeing the positive results of our strategic plan to achieve market leading positions across the entire spectrum of the SAN market, while optimizing our business model for increased shareholder value."

The organizational alignment, being implemented immediately, will result in greater efficiencies and streamlined operations, a more leveraged development model, a consolidated sales organization optimized for more in-depth coverage, and a more customer-focused marketing organization. As a result of the actions announced today, Brocade reduced its workforce by 110 employees, or 9%, and incurred a $10.5 million restructuring charge for severance, asset impairments and contract terminations.
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"The majority of the measures we are taking are structural but, unfortunately there are some valued employees that will be affected," continued Reyes. "I feel confident that all of these actions combined, place Brocade in its best competitive position in over two years - strategically and operationally - and will result in a healthier and more leveraged business model with room to invest for future growth."

In its second fiscal quarter earnings announcement (see today's press release:
"Brocade Reports Second Quarter of Fiscal 2004 Results"), Brocade noted that it had successfully launched new product platforms for the entry-level, mid-range and enterprise market, as well as the emerging bladed server market segment. This is the largest rollout of new products in the company's history. With these expanded product introductions completed, Brocade's SAN switch offerings now operate on a common software code base and shared hardware architecture, resulting in significant efficiencies in product development. These efficiencies, continuing improvements in processes, and ongoing cost reduction programs enable Brocade to streamline product design and development to the benefit of our shareholders.

The company also announced that it is combining two previously distinct sales teams, the first one focused on OEM partners and the other on end-users and channel partners-into one organization going forward. Michael Klayko, formerly Brocade VP, Marketing and Support, has been appointed to lead the combined sales organization with focus on increasing coverage, agility, and operational efficiencies of the company's go to market model with a renewed focus on revenue growth.

CONFERENCE CALL

Brocade will host a conference call on Wednesday, May 19, 2004, at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time to discuss its second quarter of fiscal year 2004 results and business consolidation. The conference call will be webcast live via the Internet at www.brocade.com/investors. A replay of the conference call will be available via webcast for twelve months at www.brocade.com/investors.

ABOUT BROCADE COMMUNICATIONS SYSTEMS, INC.

Brocade (Nasdaq: BRCD) offers the industry's leading intelligent platform for networking storage. The world's leading systems, applications, and storage vendors have selected Brocade to provide a networking foundation for their SAN solutions. The Brocade SilkWorm(R) family of fabric switches and software is designed to optimize data availability and storage and server resources in the enterprise. Using Brocade solutions, companies can simplify the implementation of storage area networks, reduce the total cost of ownership of data storage environments, and improve network and application efficiency. For more information, visit the Brocade website at www.brocade.com or contact the company at info@brocade.com.
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CAUTIONARY STATEMENT

This press release contains forward-looking statements, as defined under Federal Securities Laws. These forward-looking statements include statements regarding: the company's plan to accelerate the achievement previously stated in financial model targets; belief that growth in the network storage market is sustainable for companies that offer compelling and competitive products to OEM partners; the extent to which the next phase of the operational and organizational plan will enable Brocade to achieve market leading positions across the spectrum of the SAN market, increase its strategic value to OEM partners and end-customers, increase shareholder value, realize greater efficiencies and streamline operations, experience a more highly leveraged development model, have a sales organization optimized for more in-depth coverage and a more customer-focused product organization, and be in the best competitive position. These statements are just predictions and involve risks and uncertainties, such that actual results may differ significantly. These risks include, but are not limited to, quarterly and annual fluctuations in our revenues and operating results; the effect of changes in IT spending levels; the effect of competition, including pricing pressure; our dependence on OEM partners; declines in the prices of our products and gross margins; our ability to attain profitability; our ability to manage the transition between new and older products; our ability to achieve market acceptance of the Silkworm Fabric Application Platform product family; our ability to develop new and enhanced products that achieve widespread market acceptance; our failure to manage distribution channels, inventory levels and relationships; risks associated with international political instability; our failure to adequately anticipate future OEM and end-user product needs or to accurately forecast end-user demand; risks associated with increased international sales activity; the loss of our third-party contract manufacturers; our dependence on sole source and limited source suppliers for certain key components including ASICs, microprocessors, logic chips and programmable logic devices; our failure to manage our business effectively in a rapidly evolving market; the existence of undetected errors in our products; our ability to retain and recruit qualified personnel; and our ability to protect our intellectual property and defend against infringement claims. These and other risks are set forth in more detail in the Company's reports on Form 10-K for fiscal year ended October 25, 2003 and Form 10-Q for the fiscal year ended January 24, 2004. Brocade expressly assumes no obligation to update any such forward-looking statements.

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Brocade, the Brocade B weave logo, Secure Fabric OS, and SilkWorm are registered trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. FICON is a registered trademark of IBM Corporation in the U.S. and other countries. All other brands, products, or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.